Exhibit 10.4

Execution Version

FOURTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

THE GUARANTORS,

ROYAL BANK OF CANADA,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

SUNTRUST BANK,

as Documentation Agent,

RBC CAPITAL MARKETS,

KEYBANK NATIONAL ASSOCIATION,

AND

SUNTRUST BANK,

as Joint Lead Arrangers and Joint Bookrunners,

AND

THE LENDERS SIGNATORY HERETO

DATED AS OF AUGUST 15, 2014

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of August 15, 2014 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated January 14, 2013, the Second Amendment to Amended and Restated Credit Agreement dated as of March 26, 2014, and the Third Amendment to Amended and Restated Credit Agreement dated as of July 11, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and Guarantors are parties to that certain Amended and Restated Guaranty and Collateral Agreement dated as of March 27, 2013 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Fourth Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Section 1.02 – Certain Defined Terms.

2.1 The definition of “Interest Expense” is hereby amended and restated in its entirety to read as follows:

“Interest Expense” means, for any period, the sum (determined without duplication) of (a) the aggregate gross interest expense of the Borrower and the Consolidated Subsidiaries for such period, including to the extent included in interest expense under GAAP: (i) amortization of debt discount, (ii) capitalized interest and (iii) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP; and (b) all cumulative quarterly cash dividends paid by the Borrower under the terms of the Series A Preferred Stock during such period.

2.2 The following definition is hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:

“Series A Preferred Stock” means the Borrower’s Convertible Perpetual Preferred Stock, Series A (as defined in the Certificate of Designations, Preferences, Rights and Limitations of 6.00% Convertible Perpetual Preferred Stock, Series A, of the Borrower) having an aggregate fixed liquidation value of $10,000.00 per share issued pursuant to and in accordance with the Certificate of Designations, Preferences, Rights and Limitations of 6.00% Convertible Perpetual Preferred Stock, Series A, filed for the purpose of amending Borrower’s Certificate of Incorporation, as amended.

Section 3. Other Amendments to the Credit Agreement.

3.1 Amendment to Section 9.04(a). Section 9.04(a) is hereby amended and restated in its entirety to read as follows:

(a) Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (d) the Borrower may declare and pay cumulative quarterly cash dividends to the holders of the Series A Preferred Stock in accordance with the terms of the Series A Preferred Stock in an aggregate amount in any calendar year not to exceed $12,000,000 if, both before and immediately after giving effect thereto, no Default Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom.

3.2 Amendment to Article IX. Article IX is hereby amended by adding the following new Section 9.20 thereto:

Section 9.20 Amendments to Series A Preferred Stock. The Borrower will not amend, modify or supplement the terms of the Series A Preferred Stock without the consent of the Majority Lenders.

Section 4. Conditions Precedent. This Fourth Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Fourth Amendment Effective Date”):

4.1 Fourth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Fourth Amendment from the Borrower, each other Obligor and the Majority Lenders.

4.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP).

4.3 Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true and complete copy of the Certificate of Incorporation of the Borrower (together with all amendments or supplements thereto, if any, through the Fourth Amendment Effective Date), which certificate will be deemed to satisfy the notice requirement of Section 8.01(p) with respect to the Certificate of Designations, Preferences, Rights and Limitations of 6.00% Convertible Perpetual Preferred Stock, Series A, of the Borrower included therewith.

4.4 No Default. No Default or Event of Default shall be continuing as of the Fourth Amendment Effective Date.

Section 5. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Fourth Amendment, after giving effect to the terms of this Fourth Amendment, all of the representations and warranties made by it contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Fourth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true and correct in all material respects as of such date); and (b) that after giving effect to this Fourth Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

6.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment.

6.3 Loan Document. This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.5 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.6 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

6.7 No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.8 Governing Law. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the Fourth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

REX ENERGY I, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC
R.E. GAS DEVELOPMENT, LLC

	By:	/s/ Michael L. Hodges
Michael L. Hodges
Chief Financial Officer

Fourth Amendment

Signature Page

ADMINISTRATIVE	ROYAL BANK OF CANADA,
AGENT, ISSUING	as Administrative Agent
BANK AND LENDER:

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

ROYAL BANK OF CANADA,
as Issuing Bank and as Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Fourth Amendment

Signature Page

SYNDICATION AGENT	KEYBANK NATIONAL ASSOCIATION
AND LENDER:

	By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

Fourth Amendment

Signature Page

DOCUMENTATION AGENT	SUNTRUST BANK
AND LENDER:

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

Fourth Amendment

Signature Page

LENDERS:	BMO HARRIS FINANCING, INC.

	By:	/s/ Jim Ducote
	Name:	Jim Ducote
	Title:	Managing Director

Fourth Amendment

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

Fourth Amendment

Signature Page

MUFG UNION BANK, N.A.

By:	/s/ Lara Sorokolit
Name:	Lara Sorokolit
Title:	Vice President

Fourth Amendment

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Victor Ponce de Leon
Name:	Victor Ponce de Leon
Title:	Vice President

Fourth Amendment

Signature Page

M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Vice President

Fourth Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

Fourth Amendment

Signature Page

THE HUNTINGTON NATIONAL BANK

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

Fourth Amendment

Signature Page

ONE WEST BANK N.A.

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Senior Vice President

Fourth Amendment

Signature Page